Exhibit 10.31
AMENDMENT NUMBER TWO

RAYONIER INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES
BY THIS AGREEMENT, Rayonier Investment and Savings Plan for Salaried Employees (herein referred to as the "Plan") is hereby amended as follows, effective as of January 15, 2025, except as otherwise provided herein:

1.The section of the Adoption Agreement entitled "VESTING SCHEDULE" is amended as follows:

VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her Accounts attributable to: (i) Elective Deferrals; (ii) Employee Contributions; (iii) QNECs; (iv) QMACs; (v) Safe Harbor Contributions (other than QACA Safe Harbor Contributions); (vi) SIMPLE Contributions; (vii) Rollover Contributions; (viii) Prevailing Wage Contributions; (ix) DECs; and (x) Designated IRA Contributions. The following vesting schedule applies to Regular Matching Contributions, to Additional Matching Contributions (irrespective of ACP testing status), to Nonelective Contributions (other than Prevailing Wage Contributions) and to QACA Safe Harbor Contributions. (select (a) or (b)):
(a)[ ] Immediate vesting. 100% Vested at all times in all Accounts.
[Note: Unless all Contribution Types are 100% Vested, the Employer should not elect 41(a). If the Employer elects immediate vesting under 41(a), the Employer should not complete the balance of Election 41 or Elections 42 and 43 (except as noted therein). For 401(k) plans: (i) The Employer must elect 41(a) if the eligibility Service condition under Election 14 as to all Contribution Types (except Elective Deferrals and Safe Harbor Contributions) exceeds one Year of Service or more than 12 months; (ii) The Employer must elect 41(b)(1) as to any Contribution Type where the eligibility service condition exceeds one Year of Service or more than 12 months; and (iii) The Employer should elect 41(b) if any Contribution Type is subject to a vesting schedule. For Money Purchase Pension Plans and Profit Sharing Plans, the Employer must elect 41(a) if the eligibility Service condition exceeds one Year of Service or more than 12 months.]
(b)[X] Vesting schedules: Apply the following vesting schedules (Select one or more of (1) through (6). Select Contribution Type as applicable.):

					(1)		(2)	(3)	(4)	(5)
					All Contributions		Nonelective	Regular Matching	Additional Matching (See Section 3.05(F))	QACA Safe Harbor

(1)	[ ]	Immediate vesting.			N/A		[ ]	[ ]	[ ]	[ ]
				(See Election 41(a))

(2)	[ ]	6-year graded.			[ ]	OR	[ ]	[ ]	[ ]	N/A

(3)	[ ]	3-year cliff.			[ ]	OR	[ ]	[ ]	[ ]	N/A

(4)	[X]	Modified schedule:			[X]	OR	[ ]	[ ]	[ ]	N/A
		Years of Service	Vested %		Not Less Than
		Less than 1	a.	0%	0%
		1	b.	20%	0%
		2	c.	40%	20%
		3	d.	60%	40%
		4	e.	80%	60%
		5	f.	100%	80%
		6 or more		100%

(5)	[ ]	2-year cliff.			[ ]	OR	[ ]	[ ]	[ ]	[ ]

(6)	[ ]	Modified 2-year schedule:			[ ]	OR	[ ]	[ ]	[ ]	[ ]
		Years of Service	Vested %
		Less than 1	a.
		1	b.
		2		100%
[Note: If the Employer does not elect 41(a), the Employer under 41(b) must elect immediate vesting or must elect one of the specified alternative vesting schedules. The modified schedule of Election 41(b)(4) must satisfy Code §411(a)(2)(B).]
[Note for 401(k) plans: The Employer must elect either 41(b)(5) or (6) as to QACA Safe Harbor Contributions. If the Employer elects Additional Matching under Election 30(p), the Employer should elect vesting under the Additional Matching column in this Election 41(b). That election applies to the Additional Matching even if the Employer has given the maybe notice but does not give the supplemental notice for any Plan Year and as to such Plan Years, the Plan is not a safe harbor plan and the Matching Contributions are not Additional Matching Contributions.]
770236-01 (effective January 15, 2025)

Special vesting provisions (choose c. if applicable)
(c)[X] Describe: A Participant who experiences a Change in Control as that term is defined in the Retirement Plan for Salaried Employees of Rayonier Inc. shall become 100% Vested. Employees hired prior to July 1, 2012 shall become 100% Vested if employed after attainment of age 50. The Employer Retirement Contribution is 100% Vested. Balances attributable to amounts transferred from the Rayonier Inc. Savings Plan for Non-Bargaining Unit Hourly Employees at Certain Locations shall be 100% Vested at all times. Employees whose position is eliminated shall become 100% vested.
[Note: The Employer under Election 41(c) may describe special vesting provisions from the elections available under Election 41 and/or a combination thereof as to a: (i) Participant group (e.g., Full vesting applies to Division A Employees OR to Employees hired on/before "x" date. 6-year graded vesting applies to Division B Employees OR to Employees hired after "x" date.); and/or (ii) Contribution Type (e.g., Full vesting applies as to Discretionary Nonelective Contributions. 6-year graded vesting applies to Fixed Nonelective Contributions). Any special vesting provision must satisfy Code §411(a) and must be nondiscriminatory.]
770236-01 (effective January 15, 2025)

Exhibit 10.31
* * * * * * * The Employer executes this Amendment on the date specified below.

Rayonier Inc.

Date:	January 14, 2025	By:	/s/ SHELBY PYATT
EMPLOYER
Shelby Pyatt Senior Vice President, HR and IT
[print name/title]
770236-01 (effective January 15, 2025)

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